UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 22, 2003

                                  QUOVADX, INC.
                                  -------------

             (Exact name of Registrant as Specified in its Charter)





         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



         6400 S. Fiddler's Green Circle, Suite 1000, Englewood CO 80111
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 488-2019

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

        Exhibit
        Number                                Exhibit
        -------                               -------

        99.1 Press release of the Registrant, dated October 22, 2003, entitled "QUOVADX REPORTS HIGHEST QUARTERLY REVENUE IN COMPANY'S HISTORY, UP 33% FROM LAST YEAR; SOFTWARE LICENSE REVENUE INCREASES 183% TO RECORD $7.8 MILLION; GAAP LOSS IS $(0.03) PER SHARE."


Item 12.   Results of Operations and Financial Condition

On October 22, 2003, Quovadx, Inc., a Delaware corporation (the "Registrant"), issued a press release announcing its financial results for its third quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUOVADX, INC.

Date: October 22, 2003
                                                     /S/ LINDA K. WACKWITZ
                                                     ---------------------

                                                     Linda K. Wackwitz
                                                     Assistant Secretary


                                  EXHIBIT INDEX


        Exhibit
        Number                                Exhibit
        -------                               -------

        99.1 Press release of the Registrant, dated October 22, 2003, entitled "QUOVADX REPORTS HIGHEST QUARTERLY REVENUE IN COMPANY'S HISTORY, UP 33% FROM LAST YEAR; SOFTWARE LICENSE REVENUE INCREASES 183% TO RECORD $7.8 MILLION; GAAP LOSS IS $(0.03) PER SHARE."